EXHIBIT 99.1

SourceForge Reports Second Quarter Fiscal 2008 Results

Twenty-Eight Percent Year Over Year Revenue Growth From Continuing Operations

MOUNTAIN VIEW, Calif., Feb. 26, 2008 (PRIME NEWSWIRE) -- SourceForge, Inc. (Nasdaq:LNUX), the leader in IT community-driven media and e-commerce, today announced financial results for its second quarter of fiscal 2008, which ended January 31, 2008.

Second quarter revenue from continuing operations grew 28% to $21.9 million, compared to second quarter fiscal 2007 revenue of $17.1 million.

On a GAAP basis, the second quarter of fiscal 2008 income from continuing operations was $2.2 million, or $0.03 per share, compared to second quarter of fiscal 2007 GAAP income from continuing operations of $2.8 million, or $0.04 per share. On a GAAP basis, including discontinued operations, the second quarter of fiscal 2008 net income was $2.2 million, or $0.03 per share, compared to second quarter of fiscal 2007 GAAP net income of $1.8 million, or $0.03 per share.

Excluding the impact of stock based compensation, non-GAAP income from continuing operations for the second quarter of fiscal 2008 was $2.7 million, or $0.04 per share, compared to non-GAAP income from continuing operations of $3.1 million, or $0.05 per share, for the second quarter of fiscal 2007. A reconciliation of income from continuing operations as reported to non-GAAP income from continuing operations is included in this release.

Cash and investments balance at the end of the second fiscal quarter increased to $58.6 million.

"We had a solid quarter marked by double-digit revenue growth in both our media and e-commerce divisions," said Ali Jenab, CEO, SourceForge, Inc. "More importantly, we're putting the right pieces in place to create world class properties built on a model of engagement and interaction."

A conference call and audio webcast will be held at 2:00 p.m. PT or 5:00 p.m. ET on February 26, 2008 and may be accessed by calling 877-407-0782 or 201-689-8567. Replays of both the telephonic audio and audio webcast will be available for 60 days on the company's corporate web site at www.sourceforge.com. To access the conference call replay, dial 877-660-6853 or 201-612-7415, referencing replay account 286 and call ID 270845.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, SourceForge also reports non-GAAP financial results. Non-GAAP income from continuing operations and non-GAAP earnings per share from continuing operations reflect income from continuing operations and exclude stock-based compensation expense, restructuring costs and amortization of intangible assets. These non-GAAP financial results are provided to enhance the user's overall understanding of SourceForge's current financial performance and prospects for the future. Specifically, SourceForge believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses that SourceForge believes are not indicative of its core operating results and stock-based compensation. SourceForge considers its core operating results to include revenue recorded in a particular period and the related expenses that are intended to directly drive operating income during that period. In addition, because SourceForge has historically reported non-GAAP results to the investment community, SourceForge believes the inclusion of non-GAAP numbers provides consistency in financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The method SourceForge uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

These non-GAAP financial results are derived from GAAP income from continuing operations by excluding restructuring charges, amortization of intangible assets and stock-based compensation expenses. Restructuring costs are excluded from SourceForge's GAAP financial measures because they represent non-cash charges which are not representative of SourceForge's core operations, while amortization of other intangible assets is excluded because it represents a non-cash expense that has no effect on current or future period cash flows or operations of SourceForge. With respect to stock-based compensation, SourceForge recognizes expenses associated with the granting of stock options to employees using valuation methodologies that require management to make assumptions about SourceForge's common stock (such as expected future stock price volatility), the anticipated duration of outstanding stock options and the rate at which SourceForge recognizes the corresponding stock-based compensation expense over the course of future fiscal periods. While other forms of SourceForge expense (such as cash compensation, inventory costs and real estate costs) are reasonably correlated to SourceForge's underlying business and such costs are incurred principally or wholly in the particular fiscal period being reported, stock-based compensation expense is not reasonably correlated to the particular fiscal period in question but rather is based on expected future events that have no relationship (and in certain instances, an inverse relationship) with how well SourceForge currently operates its business.

These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of SourceForge's operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of SourceForge's underlying operational results and trends in our performance. Further, SourceForge believes that the financial analysts who regularly follow and report on SourceForge and the business sector in which SourceForge competes exclude items such as these when analyzing performance relative to our guidance, as well as their financial performance estimates and the performance of other sector participants, and in projecting future financial results.

About SourceForge, Inc.

SourceForge's media and e-commerce web sites connect millions of influential technology professionals and enthusiasts each day. Combining user-developed content, online marketplaces and e-commerce, SourceForge is the global technology community's nexus for information exchange, goods for geeks, and open source software distribution and services. SourceForge's network of web sites serves 32 million unique visitors each month* and includes: SourceForge.net, Slashdot, ThinkGeek, Linux.com, freshmeat.net, ITManagersJournal and NewsForge. For more information or to view the media kit online, visit www.sourceforge.com. (*Source: Google Analytics and Omniture, January 2008.)

The SourceForge, Inc. logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=3878

SourceForge, SourceForge.net, Slashdot, freshmeat, and ThinkGeek are registered trademarks of SourceForge, Inc. in the United States and other countries. All other trademarks or product names are property of their respective owners.

NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations, and involve risks and uncertainties. Forward-looking statements contained herein include statements regarding growth strategies and prospects for SourceForge's online media and e-commerce businesses. Actual results may differ materially from those expressed or implied in such forward-looking statements due to various factors, including: SourceForge's ability to attract and retain qualified personnel; success in designing and offering innovative online advertising programs; decreases or delays in online advertising spending; SourceForge's ability to achieve and sustain higher levels of revenue; SourceForge's ability to protect and defend its intellectual property rights; rapid technological and market change; unforeseen expenses that SourceForge may incur in future quarters; and competition with, and pricing pressures from larger and/or more established competitors. Investors should consult SourceForge's filings with the Securities and Exchange Commission, www.sec.gov, including the risk factors sections of its Annual Report on Form 10-K/A for the fiscal year ended July 31, 2007, and the Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2007, for further information regarding these and other risks of SourceForge's business. All forward-looking statements included in this press release are based upon information available to SourceForge as of the date hereof, and SourceForge does not assume any obligations to update such statements or the reasons why actual results could differ materially from those projected in such statements.

                           SOURCEFORGE, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except per share data)
                             (unaudited)

                                Three Months Ended   Six Months Ended
                                    January 31,         January 31,
                                ------------------  ------------------
                                  2008      2007      2008      2007
                                --------  --------  --------  --------
                                         (Revised)           (Revised)
  Online Media revenue          $ 4,219   $ 3,827   $ 8,628   $ 7,530
  E-commerce revenue             17,679    13,277    23,572    17,738
                                --------  --------  --------  --------
   Net revenue                   21,898    17,104    32,200    25,268
                                --------  --------  --------  --------

  Online Media cost of revenue    1,879     1,186     3,303     2,290
  E-commerce cost of revenue     12,971     9,608    17,300    13,151
                                --------  --------  --------  --------
   Cost of revenue               14,850    10,794    20,603    15,441
                                --------  --------  --------  --------

   Gross margin                   7,048     6,310    11,597     9,827
                                --------  --------  --------  --------

 Operating expenses:
  Sales and marketing             2,083     1,656     3,874     2,861
  Research and development        1,017       848     1,870     1,827
  General and administrative      2,215     1,552     4,471     2,895
  Restructuring costs and other
   special charges                   --        --     1,414        --
  Amortization of
   intangible assets                 --         1        --         2
                                --------  --------  --------  --------
    Total operating expenses      5,315     4,057    11,629     7,585
                                --------  --------  --------  --------
 Operating income (loss) from
  continuing operations           1,733     2,253       (32)    2,242
 Interest and other income, net     635       727     1,332     1,431
                                --------  --------  --------  --------
 Income from continuing
  operations before income taxes  2,368     2,980     1,300     3,673
 Provision for income taxes         203       163       205       185
                                --------  --------  --------  --------
  Income from continuing
   operations                     2,165     2,817     1,095     3,488
 Loss from discontinued
  operations                         --    (1,041)       --    (1,852)
                                --------  --------  --------  --------
    Net income                  $ 2,165   $ 1,776   $ 1,095   $ 1,636
                                ========  ========  ========  ========

 Income per share from
  continuing operations:
  Basic                         $  0.03   $  0.04   $  0.02   $  0.05
                                ========  ========  ========  ========
  Diluted                       $  0.03   $  0.04   $  0.02   $  0.05
                                ========  ========  ========  ========

 Loss per share from
  discontinued operations:
  Basic                          $ 0.00  $ (0.02)    $ 0.00   $ (0.03)
                                ========  ========  ========  ========
  Diluted                        $ 0.00  $ (0.02)    $ 0.00   $ (0.03)
                                ========  ========  ========  ========

 Net income per share:
  Basic                         $  0.03   $  0.03   $  0.02   $  0.02
                                ========  ========  ========  ========
  Diluted                       $  0.03   $  0.03   $  0.02   $  0.02
                                ========  ========  ========  ========

 Shares used in computing
  earnings per share:
  Basic                          67,445    66,827    67,423    66,056
                                ========  ========  ========  ========
  Diluted                        67,647    69,248    67,783    68,666
                                ========  ========  ========  ========

                           SOURCEFORGE, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except per share data)
                             (unaudited)

                                Three Months Ended   Six Months Ended
                                    January 31,         January 31,
                                ------------------  ------------------
                                  2008      2007      2008      2007
                                --------  --------  --------  --------
                                         (Revised)

 Reconciliation of income from
  continuing operations as
  reported to non-GAAP income
  from continuing operations:

 Income from continuing
  operations - as reported      $ 2,165   $ 2,817   $ 1,095   $ 3,488
 Non cash charges:
  Stock-based compensation
   expense included in COGS          50        24        99        43
  Stock-based compensation
   expense included in Op Ex.       453       280       933       519
  Restructuring costs                --        --     1,414        --
  Amortization of
   intangible assets                 --         1        --         2
                                --------  --------  --------  --------
 Non-GAAP income from
  continuing operations         $ 2,668   $ 3,122   $ 3,541   $ 4,052
                                ========  ========  ========  ========

 Non-GAAP income per share
  from continuing operations:
  Basic                         $  0.04   $  0.05   $  0.05   $  0.06
                                ========  ========  ========  ========
  Diluted                       $  0.04   $  0.05   $  0.05   $  0.06
                                ========  ========  ========  ========

 Shares used in computing
  non-GAAP per share amounts:
  Basic                          67,445    66,827    67,423    66,056
                                ========  ========  ========  ========
  Diluted                        67,647    69,248    67,783    68,666
                                ========  ========  ========  ========

                           SOURCEFORGE, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                             (unaudited)

                                                January 31,  July 31,
                                                   2008        2007
                                                ----------- ----------
                    ASSETS

 Current assets:
  Cash, cash equivalents and
   short-term investments                       $   54,146  $  42,769
  Accounts receivable, net                           3,973      5,309
  Inventories                                        3,165      2,052
  Prepaid expenses and other current assets          1,654      1,529
  Current assets of discontinued operations             33         92
                                                ----------- ----------
   Total current assets                             62,971     51,751
 Property and equipment, net                         4,154      2,640
 Long-term investments, including long-term
  restricted cash                                    4,500     14,871
 Other assets                                        7,280      7,601
                                                ----------- ----------
 Total assets                                   $   78,905  $  76,863
                                                =========== ==========

    LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
  Accounts payable                              $    2,540  $   2,348
  Accrued restructuring liabilities                  2,724      1,781
  Deferred revenue                                     746        733
  Accrued liabilities and other                      2,341      2,786
                                                ----------- ----------
   Total current liabilities                         8,351      7,648
 Accrued restructuring liabilities, net
  of current portion                                 3,237      3,267
 Other long-term liabilities                           153        854
                                                ----------- ----------
 Total liabilities                                  11,741     11,769
                                                ----------- ----------

 Stockholders' equity:
  Common stock                                          69         69
  Additional paid-in capital and treasury stock    798,416    797,418
  Accumulated other comprehensive loss                 (49)       (26)
  Accumulated deficit                             (731,272)  (732,367)
                                                ----------- ----------
   Total stockholders' equity                       67,164     65,094
                                                ----------- ----------
 Total liabilities and stockholders' equity     $   78,905  $  76,863
                                                =========== ==========

                           SOURCEFORGE, INC.
             CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                           (In thousands)
                            (unaudited)
                                                   Six Months Ended
                                                      January 31,
                                                ----------------------
                                                   2008        2007
                                                ----------- ----------
                                                            (Revised)
 Cash flows from operating activities:
  Net income                                    $    1,095  $   1,636
  Loss from discontinued operations                     --     (1,852)
                                                ----------- ----------
  Income from continuing operations             $    1,095  $   3,488
  Adjustments to reconcile income from
   continuing operations to net cash
   provided by operating activities:
   Depreciation and amortization of
    intangible assets                                  504        234
   Stock-based compensation expense                  1,032        562
   Provision for bad debts                              58         71
   Provision for excess and obsolete inventory         (24)        (8)
   (Gain) loss on sale of assets                         7         (5)
   Non-cash restructuring expense                    1,414         --
   Changes in assets and liabilities,
    net of disposition:
    Accounts receivable                              1,278     (1,732)
    Inventories                                     (1,089)    (1,363)
    Prepaid expenses and other assets                  196       (541)
    Accounts payable                                   192      1,027
    Accrued restructuring liabilities                 (376)      (796)
    Deferred revenue                                    13        328
    Accrued liabilities and other                     (445)       109
    Other long-term liabilities                       (701)      (120)
                                                ----------- ----------
     Net cash provided by operating activities
      from continuing operations                     3,154      1,254
                                                ----------- ----------
 Cash flows from investing activities from
  continuing operations:
  Purchase of property and equipment                (2,150)      (844)
  Purchase of marketable securities                (25,838)   (41,411)
  Sale of marketable securities                     38,137     30,737
                                                ----------- ----------
     Net cash provided by (used in) investing
      activities from continuing operations         10,149    (11,518)
                                                ----------- ----------
 Cash flows from financing activities from
  continuing operations:

  Proceeds from issuance of common stock, net           51      3,218
  Repurchase of common stock                           (85)        --
                                                ----------- ----------
     Net cash provided by (used in) financing
      activities from continuing operations            (34)     3,218
                                                ----------- ----------
 Cash flows from discontinued operations:
  Net cash provided by (used in)
   operating activities                                 59       (559)
  Net cash used in investing activities                 --        (31)
                                                ----------- ----------
     Net cash provided by (used in)
      discontinued operations                           59       (590)
                                                ----------- ----------
 Net (decrease) increase in cash
  and cash equivalents                              13,328     (7,636)
 Cash and cash equivalents, beginning of period      8,357     14,753
                                                ----------- ----------
 Cash and cash equivalents, end of period       $   21,685  $   7,117
                                                =========== ==========

CONTACT: SourceForge, Inc.
         Patty Morris, Chief Financial Officer
         (650) 694-2164
         pmorris@corp.sourceforge.com